NYSE: SGI M A Y 2 0 2 5

Leader in the $120 billion3 global bedding market. Broad, sustainable competitive advantages across iconic brands, capabilities, and scale; industry-leading design and manufacturing capabilities; vertically integrated operations; worldwide omni-channel distribution network. Attractive secular industry growth prospects as consumers increasingly connect sleep with health and wellness. Opportunities for sales growth and margin expansion through market share gains, scale benefits and value-added product innovation. Strong free cash flow and balance sheet provide financial flexibility. Seasoned management team with proven track record of disciplined capital allocation, including reinvesting in the business, dividends, share repurchases and acquisitions. SOMNIGROUP INVESTMENT THESIS 2

In February 2025, the Company was reimagined, and Somnigroup International Inc. was founded, reflecting the transformative nature of the Mattress Firm acquisition. Somnigroup provides sleep solutions with a portfolio of outstanding businesses with iconic brands. SOMN = sleep OMNI = omnichannel GROUP = company comprised of multiple subsidiaries enriching people’s lives through the power of a good night’s sleep 3 ABOUT SOMNIGROUP

High-level strategic direction • Corporate governance • Capital allocation Tactical go-to-market strategy • Operational excellence • Passionate customer service SOMNIGROUP’S STRUCTURE 4

SOMNIGROUP 5 CONSUMER-CENTRIC INNOVATION DIVERSIFIED PORTFOLIO MANUFACTURING & LOGISTICS OMNI-CHANNEL RETAIL • Advanced R&D capabilities driving continuous solutions-based innovation • Diverse brand portfolio includes the most highly recognized brands in the industry • Global manufacturing footprint with advanced manufacturing and logistics capabilities • Leading bedding retailer in the U.S. and UK • Integrated brick- and-mortar and e-commerce ecosystem The world’s largest bedding company, dedicated to enriching people’s lives through the power of a good night’s sleep.

SOMNIGROUP 6 Optimize investments in sleep technology Improve targeted innovation Drive advertising share of voice Enhance consumer outcomes Accelerate continuous feedback loop Uniquely positioned to optimize consumer experience

SOMNIGROUP’S VERTICALLY INTEGRATED STRATEGY 7 OPERATIONS FACILITIES W I T H RETAIL STORES 20,000 associates Manufacturing and R&D facilities Distribution centers Logistics fleet Mattress Firm retail stores Dreams retail stores Tempur® retail stores E-commerce platforms SOMNIGROUP ECOSYSTEM

4% 4% 7% 9% 13% 13% 18% 23% 24% 25% 65% 0% 10% 20% 30% 40% 50% 60% 70% SOMNIGROUP’S JOURNEY TO VERTICAL RETAILER 8 DIRECT TO CONSUMER as a percentage of TOTAL SALES *FY’24 pro forma sales4 were 65% direct and 35% wholesale.

SOMNIGROUP TEAM’S VALUE CREATION 9 Since the management change in 2015, sales have increased 70%, adjusted EBITDA2 has increased over 100%, and adjusted EPS2 has increased over 200%. Current SGI Management Track Record Since 2015 Total GrowthCAGR Trailing Twelve Months Ended March 31, 2025 Year Ended December 31, 2015 (in millions, except percentages, multiples, and per common share amounts) 70%6%$5,346$3,151Net Sales 113%9%$974$456Adjusted EBITDA2 506%22%$1.56$0.26GAAP EPS 218%13%$2.54$0.80Adjusted EPS2

KINDRA BELLIS CIO DAVID MONTGOMERY EVP, GLOBAL BUSINESS DEVELOPMENT SOMNIGROUP EXECUTIVE TEAM 10 SCOTT THOMPSON CHAIRMAN, CEO CLIFF BUSTER CEO STEVE RUSING PRESIDENT JONATHAN HIRST CEO TOM MURRAY EVP, CMO KINDEL NUÑO CHRO BHASKAR RAO EVP, CFO

1. Expands consumer touchpoints to enhance ability to keep pace with evolving consumer preferences 2. Accelerates U.S. omni-channel strategy, enabling a seamless consumer experience 3. Simplifies consumer purchase journey, reducing friction at each touchpoint 4. Aligns new product development and testing, facilitating consumer-centric innovation 5. Streamlines operations and enhances supply chain management, resulting in operational efficiencies 6. Drives adjusted EPS2 accretion TRANSACTION RATIONALE 11

SOMNIGROUP’S ROBUST CAPITAL ALLOCATION 12 INVESTMENTS IN GROWTH INITIATIVES CAPITAL RETURNED TO SHAREHOLDERS $800M+ invested in our people, plants and processes $5.7B4 invested in accretive M&A activities $1.9B invested in share repurchases $300M+ invested in quarterly dividends 2x-3x target leverage2 range supported by strong balance sheet 5-year track record

SOMNIGROUP’S TARIFF EXPOSURE 13 TEMPUR SEALY NET IMPACT PRICE INCREASE (2% NORTH AMERICA NET SALES)* TARIFF IMPACT AFTER MITIGATING ACTIONS TARIFF IMPACT BEFORE MITIGATING ACTIONS TEMPUR SEALY COGS EXPOSURE* Tempur Sealy North America Mattress Firm • We anticipate some tariff impact will be passed through price increases from some of Mattress Firm’s suppliers, including Tempur Sealy • We would anticipate Mattress Firm will pass through these pricing increases to the end-consumer or mitigate them through merchandising changes *Tempur Sealy on a standalone basis before intercompany eliminations All numbers are presented on an annualized basis. We expect the price increase to be effective in the third quarter 2025 and the lag to result in a temporary tariff headwind of approximately $5 million to our Tempur Sealy North America segment in the second quarter 2025. $120M25% $60M $60M $0M

14

OVERVIEW – MATTRESS FIRM STANDALONE 15 LEADING OMNICHANNEL U.S. RETAILER 2,200+5 brick-and-mortar retail stores integrated with e- commerce and sleep education platforms to enable a seamless consumer purchase journey STRONG CONSUMER ENGAGEMENT Robust consumer touchpoints with deep insight into evolving preferences to optimize the consumer purchase journey and sustain consumer loyalty EXCEPTIONAL RETAIL TALENT 6,000+ highly trained retail sales associates facilitate an educational and effective end-to-end consumer purchase journey DIVERSIFIED PRODUCT OFFERING Leading brands and complementary private labels provide a range of innovative consumer solutions

RETAIL FOOTPRINT 16 TX MT CA ID NV AZ OR IL NM CO WY MN SD IA ND UT KS NE WA WI OK MI MO NY PA FL IN AL GA AR LA NC VA TN KY OH MS ME SC WV VT NH CT NJ MD DE RI DC AK HI Owned locations Geographic Footprint • 2,2005+ owned retail stores across 45 states • Integrated e-commerce capabilities with 75M+ website visitors6 annually MA

MATTRESS FIRM’S DIVERSIFIED PRODUCT OFFERINGS 17 Somnigroup Brands and Private Label Other Leading Brands and Private Labels • A leading retailer of Tempur-Pedic®, Sealy®, and Stearns & Foster® branded products • Retails Sleepy’s® private label bedding manufactured by Tempur Sealy • A leading retailer of Beautyrest®, Nectar®, Serta®, Simmons®, Tuft & Needle®, and Purple® branded products • Retails Sleepy’s® and tulo® private label bedding manufactured by third-party OEM SOMNIGROUP BRANDS AND PRIVATE LABELS ARE EXPECTED TO REPRESENT A HIGH-40s PERCENTAGE OF MATTRESS FIRM’S 2025 SALES3

SCALE COMPETITIVE DIFFERENTIATORS 18 PRODUCT SELECTION Diverse and curated assortment CONVENIENCE Seamless experience nationwide on and offline RETAIL EXPERTISE Highly trained Sleep Experts EXPERIENCE Personalized to each consumer CONSUMER TOUCHPOINTS Data driven tools improving consumer outcomes LOGISTICS Accelerated order-to-deliver

SALES GROWTH OUTLOOK 19 Drive conversion and AOV through enhanced RSA training Invest in stores and products to improve consumer shopping experience Continuously align brick-and-mortar footprint to consumer demand Drive e-commerce traffic via strategic investments in digital marketing Leverage improving U.S. industry and drive market share

20

OVERVIEW – TEMPUR SEALY STANDALONE 21 CORE COMPETENCIES OMNI-CHANNEL DISTRIBUTION PRODUCTS SOLD IN 100+ COUNTRIES WORLDWIDE Consumer-Centric Innovation Leading Product Brands World-Class Manufacturing Integrated Marketing Extensive Logistics Capabilities ~70% Wholesale ~30% Direct-to-Consumer

COMPETITIVE DIFFERENTIATORS 22 ICONIC BRANDS Consumer preferred supported by advertising DIVERSE PORTFOLIO Wide range of price points and technologies MANUFACTURING Extensive capabilities across 70+ plants LOGISTICS Global integrated logistics operations R&D Advanced in-house technology and product development MARKETING Fully integrated data-driven marketing initiatives SCALE

BRAND PORTFOLIO 23 TEMPUR-PEDIC®: LEADING WORLDWIDE PREMIUM BEDDING BRAND Tempur-Pedic® uniquely adapts, supports, and aligns to you to deliver truly life- changing sleep. $2,200-$9,998* STEARNS & FOSTER®: HIGH-END-TARGETED BRAND The world’s finest beds that are made with exceptional materials, time-honored craftsmanship and impeccable design. $1,800-$6,450* SEALY®: #1 BEDDING BRAND3 Combines innovation, engineering and industry-leading testing to ensure quality and durability. $300-$3,000* PRIVATE LABEL OFFERINGS: CUSTOMIZED PRODUCT Offers products for the value-oriented consumer. *Retail prices for a standard queen mattress

GLOBAL MANUFACTURING FOOTPRINT 24 71 manufacturing facilities 20 million sq. ft. of manufacturing and distribution operations 4 state-of-the-art product testing locations 75k sq. ft. R&D innovation Wholly owned (31) Joint Venture (9) Licensee (27)Tempur-Pedic® Facility (4)

TTM 1Q’25 Sales SUCCESSFUL OMNI-DISTRIBUTION PLATFORM 25 • Significant worldwide sales growth • Highly profitable and rapidly expanding • Direct customer relationships E-commerce • Luxury Tempur-Pedic® and Dreams® experiences • Operate over 6505 stores worldwide and expanding direct customer relationships • Highly profitable Company- Owned Stores • Third-party retailers are our largest distribution channel • Significant private label opportunity • Valued win-win relationships with retailers Wholesale 65% 11% 9% 15% NORTH AMERICA WHOLESALE* NORTH AMERICA DIRECT-TO- CONSUMER INTERNATIONAL WHOLESALE INTERNATIONAL DIRECT-TO-CONSUMER *North America wholesale sales reflect the elimination of $130M sales to Mattress Firm for the stub period

KEY MARKETS 26 NORTH AMERICA • $50B3 bedding market • Concentrated • Historically strong bedding industry growth, emerging from a prolonged downturn* • Market share leader with continued opportunities to expand through higher slot velocity, expansion into non-traditional channels, and growing DTC presence INTERNATIONAL • $70B3 bedding market • Highly fragmented • Historically solid bedding industry growth, emerging from a prolonged downturn • Low single-digit market share today, opportunity for growth *See historical U.S. industry detail in Appendix

SALES GROWTH OUTLOOK 27 Expand into OEM market. Grow wholesale through existing and new retail relationships. Invest in innovation to meet customer demand. Expand direct-to-consumer through e-commerce and company-owned stores. Invest in U.S. Sealy and Stearns & Foster® products and marketing.

28

DIVERSIFIED PRODUCT OFFERING Multi-branded strategy comprised of in-house brands, Tempur Sealy brands, and third-party brands OVERVIEW – DREAMS STANDALONE 29 LEADING UK BEDDING RETAILER 200+ brick-and-mortar retail stores, 2,000+ colleagues, and an integrated e-commerce platform attracting over 18M visitors6 annually VERTICALLY INTEGRATED In-house manufacturing, distribution and logistics operations result in Dreams producing and delivering the majority of the product it sells MARKET SHARE OPPORTUNITY Driving growth through leveraging its vertically integrated business model and broad brand range of offerings to meet consumer needs

FINANCIALS 30

FIRST QUARTER PERFORMANCE 31 Trailing Twelve Months EndedThree Months Ended % ChangeMarch 31, 2024 March 31, 2025% ChangeMarch 31, 2024 March 31, 2025 (in millions, except percentages and per common share amounts) 9.0%$4,906.7$5,346.234.9%$1,189.4$1,604.7Net Sales -23.4%$359.1$274.9-143.4%$76.3$(33.1)Net Income 9.5%$422.4$462.48.1%$89.7$97.0Adjusted Net Income2 -5.4%$782.1$739.6-56.6%$180.3$78.3EBITDA2 10.9%$877.8$973.525.1%$198.2$247.9Adjusted EBITDA2 -22.8%$2.02$1.56-139.5%$0.43($0.17)GAAP EPS 6.7%$2.38$2.54-2.0%$0.50$0.49Adjusted EPS2 Q1 ‘25 Sales by Channel* 56% 44% Direct Wholesale *FY’24 pro forma sales4 were 65% direct and 35% wholesale. Adjusted EBITDA per credit facility is used to calculate leverage per the terms of our credit facility. Please refer to the appendix for a reconciliation of net income to adjusted EBITDA2 and adjusted EBITDA per credit facility2 .

2025 OUTLOOK7 32 Expect full-year adjusted EPS 2 between $2.30 and $2.65 Other Modeling Assumptions $295M-$305MDepreciation & Amortization $225MCapital Expenditures $260M-$270MInterest Expense 25%U.S. Federal Tax Rate 210M sharesDiluted Share Count • On a reported basis, we expect sales between $7.3B and $7.5B • The global bedding industry to decline mid-single digits versus the prior year, with trends improving slightly in the second half of 2025 • Consolidated gross margin to be slightly above 44% • $700M of advertising investments • Resulting in adjusted EBITDA2 of $1.2B to $1.3B $1.00 $1.94 $3.19 $2.60 $2.40 $2.55 $2.50 15 20 25 30 $- $1.00 $2.00 $3.00 $4.00 2019 2020 2021 2022 2023 2024 2025 U .S . P ro du ce d U ni ts (M ill io ns ) Ad ju st ed E PS 2 Projected Adjusted EPS2 CAGR of 16% Adjusted EPS U.S. Produced Mattress Units

33 Impact of Mattress Firm acquisition ACQUISITION AND DIVESTITURE • The acquisition of Mattress Firm on February 5th • The divestiture of 103 Sleep Outfitters and 73 Mattress Firm stores on May 1st • The elimination of intercompany sales between Mattress Firm and Tempur Sealy, which is expected to be approximately 18% of global Tempur Sealy sales in 2025 • Tempur Sealy has historically accounted for store occupancy costs in operating expense. It is now treated as COGS. This will result in an approximate 150 basis point headwind to North America’s gross margin and an 800 basis point headwind to International’s gross margin year over year • Mattress Firm has historically accounted for co-operative advertising dollars provided by Tempur Sealy as a reduction to COGS. It is now treated as a reduction to advertising expense. Tempur Sealy continues to account for all co-operative advertising investments in Advertising expense P&L LANDSCAPING PURCHASE PRICE ACCOUNTING • Approximately $15 million of incremental expense associated with the step up to fair value of the acquired Mattress Firm business, which will primarily impact Mattress Firm COGS SYNERGIES • Expected first year synergy benefits of $15M, primarily realized in the back half of the year, with an expected ramp in subsequent years 2025 OUTLOOK7

LONG TERM PERSPECTIVE7 34 2026-2028 Adjusted EPS2 INTERNAL TARGETS3 • We are internally targeting sales to grow at a compound annual rate of mid single digits starting in 2025. • This indicates adjusted EPS2 would increase from the $2.50 midpoint for 2025 to approximately $4.85 by 2028, a compound annual growth rate of 25%. $2.50 $4.85 $0.00 $2.00 $4.00 $6.00 2025 2028

35% 30% 15% 20% Logistics Product Lifecycle Management Manufacturing Efficiencies Sourcing SYNERGIES OUTLOOK3 35 $100M OF RUN-RATE SYNERGIES EXPECTED RUN RATE SYNERGIES Enhanced visibility to consumer demand creates opportunities for agile and fortified supply chain management while expanded scale and vertical integration drive operational efficiencies. • Increases scale and enhances operating metrics to drive incremental investments in supply chain innovation • Leverages the combined scale and vertically integrated infrastructure across logistics, transportation, warehousing, supply chain planning, sourcing and product development to drive operational efficiencies and streamline order-to-delivery Expect to realize $15M of synergies in 2025 and to achieve

$0 $200 $400 $600 $800 2021 2022 2023 2024 TTM 1Q'25 Full-Year Operating Cash Flow STRONG BALANCE SHEET & CASH FLOW 36 1.0x 2.0x 3.0x 4.0x 1Q24 2Q24 3Q24 4Q24 1Q'25 Leverage2 Target Range Leverage $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2021 2022 2023 2024 TTM 1Q'25 Full-Year Adjusted EBITDA2

CAPITAL STRUCTURE 37 • Leverage2 was 3.5x and liquidity was ~$820M as of 3/31/25 • We expect to return to our target leverage range of 2.0x to 3.0x and for share repurchases to be minimal over the next 12 months and to return to active share repurchase thereafter • Credit ratings o Fitch: BB+ o Moody’s: Ba2 o S&P: BB $481 $42 $56 $56 $939 $110 $800 $800 $12 $16 $16 $16 $16 $16 $1,504 $0 $500 $1,000 $1,500 $2,000 $2,500 2025 2026 2027 2028 2029 2030 2031 Debt Maturities4 Revolving Credit Facility Term Loan A Securitized Debt 2029 Senior Notes 2031 Senior Notes Term Loan B

Thank you for your interest in For more information, please email: investor.relations@somnigroup.com 38

APPENDIX 39

POST-ACQUISITION MATTRESS FIRM MARKETING 40 Mattress Firm Strategic Advertising Shift • Revising Mattress Firm’s advertising strategy is expected to further enhance Somnigroup’s overall marketing effectiveness • We have developed a new campaign that focuses on the role Mattress Firm and the products it sells can play to address widespread sleep problems • We expect this new campaign will better highlight product value proposition and drive category interest and retail traffic industry-wide • Preliminary testing has demonstrated the new campaign is Mattress Firm’s strongest in recent history, scoring meaningfully higher overall compared to prior campaigns • We expect to launch this new campaign in 2H’25 *Findings of third-party research measuring advertising effectiveness based on viewer reaction to video ads Overall Ace Score Attention Persuasion Relevance Information Average Third-Party Ad Testing Scores* by Mattress Firm Campaign (Last 7 Years) PREVIOUS "NON-CAMPAIGN" ADS JUNK SLEEP TRMM SLEEP AT NIGHT NEW 2025 SLEEP EASY CAMPAIGN Overall Score

U.S. HISTORICAL INDUSTRY VOLUMES3 41 U.S. Produced Mattress Units Source: ISPA, U.S. ITC, management estimates 18.1 20.1 20.9 22.5 24.3 23.5 23.6 23.5 24.1 24.7 20.4 18.0 16.7 4.5% 5.0% 5.5% 6.0% 6.5% 7.0% 7.5% 15.0 16.0 17.0 18.0 19.0 20.0 21.0 22.0 23.0 24.0 25.0 2009 20-year Trough 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 U .S . P ro du ce d U ni ts / U .S . P op ul at io n U .S . P ro du ce d U ni ts (M ill io ns ) U.S. Produced Units 10-Year Average 20-Year Trough (2009) U.S. Produced Units / U.S. Population

42 SUSTAINABILITY INITIATIVES Environmental • Achieved zero waste to landfill status at our Canadian and Mexican manufacturing operations and maintained our zero waste to landfill status at our U.S. and European manufacturing operations • Achieved zero waste to landfill status at 75% of our corporate offices and R&D labs, in line with our goal to achieve zero landfill waste at our corporate offices and R&D labs by 2025 • Progressed towards our goal of achieving carbon neutrality by 2040 through reducing greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 4%* compared to the prior year • Summarized and published our approach to comprehensive chemical supply management in a Chemical Safety Policy Purpose • Continued to bring industry-leading innovation to market that provides consumers with access to higher quality sleep at a variety of price points, including the new U.S. product launches of TEMPUR-Breeze®, TEMPUR-Ergo® Smart Base, and Stearns & Foster, and the new international launches of TEMPUR® products • Contributed approximately $800,000 through the Tempur Sealy Foundation and donated more than 12,100 mattresses worth approximately $16.9 million, bringing our ten-year donation total to over $100 million People • Increased transparency and expanded disclosures around Employee Health & Safety, Ethics Line, and Employee Satisfaction & Engagement • Embedded ESG performance as a factor in executive leadership’s 2023 compensation program *This excludes the impact of new facilities opened in the trailing twelve-month period. Including the impact of new facilities, we reduced greenhouse gas emissions at our wholly owned manufacturing and logistics operations by 1% compared to the prior year. The impact of acquisitions will be integrated into our Corporate Responsibility disclosures and initiatives 24 months after closing. In 2024, we shifted our annual sustainability reporting period to be aligned with our fiscal year. We anticipate publishing the report covering the 2024 fiscal year period in late 2025. 2023 Updates

43 This investor presentation contains statements regarding the Company’s expectations future performances, integration of acquired companies with our business (including Mattress Firm), the Company’s quarterly cash dividend, the Company’s expectations regarding geopolitical events (including the war in Ukraine and the conflict in the Middle East), the Company’s share repurchase targets, the Company’s expectations regarding net sales and adjusted EPS for 2025 and subsequent periods and the Company’s expectations for increasing sales growth, product launches, channel growth, acquisitions and commodities outlook, expectations regarding the imposition of new tariffs and retaliatory tariffs, increases in existing tariffs and other changes in trade policy and regulations, and expectations regarding supply chain disruptions and the macroeconomic environment. Any forward-looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance, or that these beliefs will prove correct. Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from any that may be expressed herein as forward- looking statements. These potential risks include the factors discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. There may be other factors that may cause the Company’s actual results to differ materially from the forward-looking statements. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names, and Service Marks: TEMPUR®, Tempur-Pedic®, the Tempur-Pedic & Reclining Figure Design®, TEMPUR-Adapt®, TEMPUR-ProAdapt®, TEMPUR-LuxeAdapt®, TEMPUR-ProBreeze®, TEMPUR- LuxeBreeze®, TEMPUR-Cloud®, TEMPUR-Contour , TEMPUR-Rhapsody , TEMPUR-Flex®, THE GRANDBED BY Tempur-Pedic®, TEMPUR-Ergo®, TEMPUR-UP , TEMPUR- Neck , TEMPUR-Symphony , TEMPUR-Comfort , TEMPUR-Traditional , TEMPUR-Home , Sealy®, Sealy Posturepedic®, Stearns & Foster®, COCOON by Sealy , SealyChill , Clean Shop Promise®, and Mattress Firm®, are trademarks, trade names, or service marks of Somnigroup International Inc., and/or its subsidiaries. All other trademarks, trade names, and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from or supplemental to the Company’s press release and related earnings call on May 8, 2025. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. FORWARD-LOOKING STATEMENTS

44 In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, adjusted EPS, EBITDA, adjusted EBITDA, free cash flow, consolidated indebtedness less netted cash, and leverage, which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be alternatives to net income and earnings per share as a measure of operating performance, an alternative to cash provided by operating activities as a measure of liquidity, or an alternative to total debt. The Company believes these non-GAAP measures provide investors with performance measures that better reflect the Company’s underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not immediately apparent from net income and operating income. The adjustments management makes to derive the non-GAAP measures include adjustments to exclude items that may cause short-term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company’s business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company’s underlying results from continuing operations and trends, and management uses these measures along with the corresponding GAAP financial measures to manage the Company’s business, to evaluate its consolidated and business segment performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability purposes. Limitations associated with the use of these non-GAAP measures include that these measures do not present all the amounts associated with the Company’s results as determined in accordance with GAAP. These non-GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more information regarding the use of these non-GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. EBITDA and Adjusted EBITDA A reconciliation of the Company’s GAAP net income to EBITDA and adjusted EBITDA per credit facility is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA per credit facility provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period as well as the Company’s compliance with requirements under its credit agreement. Adjusted Net Income and Adjusted EPS A reconciliation of the Company’s GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Forward-looking Adjusted EPS is a non-GAAP financial measure. The Company is unable to reconcile this forward-looking non-GAAP measure to EPS, its most directly comparable forward-looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2025. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA per credit facility, which the Company may refer to as leverage, is provided on a subsequent slide and is calculated by dividing consolidated indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA per credit facility. The Company provides this as supplemental information to investors regarding the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in managing its leverage. USE OF NON-GAAP FINANCIAL MEASURES INFORMATION

45 QTD ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. Three Months Ended March 31, 2024March 31, 2025(in millions, except per share amounts) $ 76.3$ (33.1)Net (loss) income —114.2Acquisition-related costs (1) 14.851.9Transaction costs (2) —6.8Transaction-related interest expense, net (3) —3.5Supply chain transition costs (4) 3.1—Operational start-up costs (5) (4.5)(46.3)Adjusted income tax provision (6) $ 89.7$ 97.0Adjusted net income $ 0.50$ 0.49Adjusted earnings per common share, diluted 178.0198.9Diluted shares outstanding In the first quarter of 2025, we recorded $114.2 million of acquisition-related costs. Cost of sales included $95.4 million primarily related to one-time business combination accounting and purchase price allocation adjustments. Operating expenses included $18.8 million of professional fees and restructuring costs. (1) In the first quarter of 2025, we recorded $51.9 million of transaction costs associated with the Mattress Firm acquisition. Operating expenses primarily included legal and professional fees associated with the Mattress Firm acquisition. In the first quarter of 2024, we recorded $14.8 million of transaction costs primarily related to legal and professional fees associated with the Mattress Firm acquisition. (2) In the first quarter of 2025, we incurred $6.8 million of transaction-related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the acquisition of Mattress Firm on February 5, 2025. (3) In the first quarter of 2025, we recorded $3.5 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities, with $1.9 million recorded in cost of sales and $1.6 million recorded in operating expenses. (4) In the first quarter of 2024, we recorded $3.1 million of operational start-up costs related to the capacity expansion of manufacturing and distribution facilities in the U.S., including personnel and facility related costs. (5) Adjusted income tax provision represents the tax effects associated with the aforementioned items.(6)

46 TTM ADJUSTED NET INCOME2 AND ADJUSTED EPS2 *For a reconciliation net income to adjusted net income and adjusted EPS in prior reporting periods, please refer to the Company’s SEC filings. Trailing Twelve Months Ended March 31, 2025(in millions, except per common share amounts) $ 274.9Net income 114.2Acquisition-related costs (1) 84.9Transaction costs (2) 26.7Customer-related transition charges (3) 16.6Transaction-related interest expense, net (4) 13.0Supply chain transition costs (5) (4.9)Cybersecurity event (6) (63.0)Adjusted income tax provision (7) $ 187.5Total adjustments $ 462.4Adjusted net income $ 2.54Adjusted earnings per share, diluted In the first quarter of 2025, we recorded $114.2 million of acquisition related costs. Cost of sales included $95.4 million primarily related to one-time business combination accounting and purchase price allocation adjustments. Operating expenses included $18.8 million of professional fees and restructuring costs. (1) In the trailing twelve months ended March 31, 2025, we recognized $84.9 million of transaction costs associated with the Mattress Firm acquisition.(2) In the trailing twelve months ended March 31, 2025, we recorded $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on our OEM distribution to this customer. (3) In the trailing twelve months ended March 31, 2025, we recognized $16.6 million of transaction related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the Mattress Firm acquisition on February 5, 2025. (4) In the trailing twelve months ended March 31, 2025, we recognized $13.0 million in supply chain transition costs associated with the consolidation of certain manufacturing facilities.(5) In the trailing twelve months ended March 31, 2025, we received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023. (6) Adjusted income tax provision represents the tax effects associated with the aforementioned items.(7)

47 ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Three Months Ended March 31, 2024March 31, 2025(in millions) $ 76.3$ (33.1)Net (loss) income 34.354.5Interest expense, net —6.8Transaction-related interest expense, net (1) 20.7(16.5)Income taxes 49.066.6Depreciation and amortization $ 180.3$ 78.3EBITDA Adjustments: —114.2Acquisition-related costs (2) 14.851.9Transaction costs (3) —3.5Supply chain transition costs (4) 3.1—Operational start-up costs (5) $ 198.2$ 247.9Adjusted EBITDA In the first quarter of 2025, we incurred $6.8 million of transaction-related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the Mattress Firm Acquisition on February 5, 2025. (1) In the first quarter of 2025, we recorded $114.2 million of acquisition-related costs. Cost of sales included $95.4 million, primarily related to one-time business combination accounting and purchase price allocation adjustments. Operating expenses included $18.8 million of professional fees and restructuring costs. (2) In the first quarter of 2025, we recorded $51.9 million of transaction costs associated with the Mattress Firm Acquisition. Operating expenses primarily included legal and professional fees associated with the Mattress Firm Acquisition. In the first quarter of 2024, we recorded $14.8 million of transaction costs primarily related to legal and professional fees associated with the Mattress Firm Acquisition. (3) In the first quarter of 2025, we recorded $3.5 million of supply chain transition costs associated with the consolidation of certain manufacturing facilities, with $1.9 million recorded in cost of sales and $1.6 million recorded in operating expenses. (4) In the first quarter of 2024, we recorded $3.1 million of operational start-up costs related to the capacity expansion of manufacturing and distribution facilities in the U.S., including personnel and facility related costs. (5)

48 TTM ADJUSTED EBITDA2 *For a reconciliation net income to EBITDA and Adjusted EBITDA in prior reporting periods, please refer to the Company’s SEC filings. Trailing Twelve Months Ended March 31, 2025(in millions) $ 274.9Net income 145.2Interest expense, net 16.6Transaction related interest expense, net (1) 81.4Income tax provision 221.5Depreciation and amortization $ 739.6EBITDA Adjustments for financial covenant purposes: 114.2Acquisition related costs (2) 84.9Transaction costs (3) 26.7Customer-related transition charges (4) 13.0Supply chain transition costs (5) (4.9)Cybersecurity event (6) $ 973.5Adjusted EBITDA Adjustments for financial covenant purposes: $ 10.1Unrestricted subsidiary (7) $ 329.6Earnings from Mattress Firm prior to acquisition (8) $ 100.0Future synergies to be realized from Mattress Firm acquisition (9) $ 1,413.2Adjusted EBITDA per credit facility $ 4,958.8Consolidated indebtedness less netted cash 3.51 timesRatio of consolidated indebtedness less netted cash to adjusted EBITDA In the trailing twelve months ended March 31, 2025, we recognized $16.6 million of transaction-related interest expense, net of interest income, related to the Term B Loan drawn and held in escrow. The proceeds of the Term B Loan were released upon the closing of the Mattress Firm acquisition on February 5, 2025. (1) In the first quarter of 2025, we recorded $114.2 million of acquisition-related costs.(2) In the trailing twelve months ended March 31, 2025, we recognized $84.9 million of transaction costs associated with the Mattress Firm acquisition.(3) In the trailing twelve months ended March 31, 2025, we recorded $26.7 million of transition charges as a result of a customer's acquisition which foreclosed on our OEM distribution to this customer. (4) In the trailing twelve months ended March 31, 2025, we recognized $13.0 million in supply chain transition costs associated with the consolidation of certain manufacturing facilities.(5) In the trailing twelve months ended March 31, 2025, we received proceeds of $4.9 million for an insurance claim related to the previously disclosed cybersecurity event identified on July 23, 2023. (6) A subsidiary in the Tempur Sealy North America business segment is accounted for as held for sale and has been designated as an unrestricted subsidiary under the 2023 Credit Agreement. Therefore, this subsidiary's financial results were excluded from our adjusted financial measures for covenant compliance purposes. (7) We completed the Mattress Firm Acquisition on February 5, 2025 and designated this subsidiary as restricted under the 2023 Credit Agreement. For covenant compliance purposes, we included $329.6 million of Mattress Firm EBITDA for the period prior to acquisition in our calculation of adjusted EBITDA per credit facility for the trailing twelve months ended March 31, 2025. (8) For the trailing twelve months ended March 31, 2025, we are permitted to include $100.0 million of future synergies expected to be realized in connection with acquisitions for the purpose of calculating our adjusted EBITDA in accordance with the 2023 Credit Agreement. (9)

49 LEVERAGE2 RECONCILIATION *For a reconciliation of leverage to consolidated indebtedness less netted cash in prior reporting periods, please refer to the Company’s SEC filings. March 31, 2025(in millions) $ 5,033.0Total debt, net 36.9Plus: Deferred financing costs (1) 5,069.9Total debt 111.1Less: Netted cash (2) $ 4,958.8Consolidated indebtedness less netted cash We present deferred financing costs as a direct reduction from the carrying amount of the related debt in the Condensed Consolidated Balance Sheets. For purposes of determining total debt for financial covenant purposes, the Company has added these costs back to total debt, net as calculated per the Condensed Consolidated Balance Sheets. (1) Netted cash includes cash and cash equivalents for domestic and foreign subsidiaries designated as restricted subsidiaries in the 2023 Credit Agreement. (2)

50 FOOTNOTES 1 Any financial information included in this presentation for Mattress Firm prior to the acquisition date of February 5, 2025, is based on Mattress Firm’s historical financial reporting and has not been audited by the Company or the Company’s accountants 2 Adjusted net income, EBITDA, adjusted EBITDA, adjusted EBITDA per credit facility, adjusted EPS, leverage, and free cash flow are non-GAAP financial measures. Please refer to the “Use of Non-GAAP Financial Measures Information” on a previous slide for more information regarding the definitions of adjusted net income, EBITDA, adjusted EBITDA, adjusted EPS, leverage, and free cash flow, including the adjustments (as applicable) from the corresponding GAAP information. Please refer to “Forward-Looking Statements” and “Limitations on Guidance” on a previous slide 3 Management estimates, informed by equity research notes and other industry reports 4 Pro forma financials reflect Tempur Sealy’s 12/31/24 results, updated for the impact of the Mattress Firm acquisition, including the elimination of intercompany sales between Tempur Sealy and Mattress Firm. Pro forma financials in this presentation do not reflect the May 1, 2025, divestiture of the Sleep Outfitters subsidiary and 73 Mattress Firm retail locations 5 Reflects the May 1, 2025 divestiture of 103 Sleep Outfitters retail locations and 73 Mattress Firm retail locations 6 Website visitors is defined as the number of website users, identified by internet protocol addresses and devices that have initiated at least one session on the referenced website during the period 7 Based on and supplemental to the Company’s financial targets and long-term perspective provided in the press release dated May 8, 2025, and the related earnings call on May 8, 2025. Please refer to “Forward-Looking Statements” and “Limitations on Guidance.” The Company is unable to reconcile forward‐looking adjusted EPS, a non‐GAAP financial measure, to EPS, its most directly comparable forward‐looking GAAP financial measure, without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact EPS in 2025 or beyond